Exhibit 99.1

Old National Bancorp Investment Thesis Financial Data as of 6-30-11

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to Old National's financial condition, asset and credit quality trends, capital, liquidity and the financial benefits and other effects of the acquisition of certain assets and assumption of certain liabilities of Integra Bank from the FDIC. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. Forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations to be issued thereunder), ability of Old National to execute its business plan, including the integration of the acquired Integra Bank assets and liablities, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The Old National Distinction Through execution of a sound strategy, ONB is well positioned for the future Strengthen the risk profile Consistent application of conservative underwriting standards has led to strong loan quality relative to peers 2Q11 net charge-offs of .56% vs. peer average of 1.09% 2Q11 loans 90+ days of .01% vs. 1Q11 peer average of .57% Enhance management discipline Disciplined approach to managing expenses and improving efficiencies company wide has yielded positive results Strongly capitalized, liquid balance sheet with the flexibility to take advantage of opportunities in the market place 2Q11 tangible common equity of 9.52% Tier 1 capital of 13.4% and total risk-based capital of 14.9% Loan to deposit ratio at 2Q11 of 68.5% vs. 1Q11 peer average of 78.1% Achieve consistent, quality earnings Improving balance sheet mix has lead to expanding net interest margin 2Q11 of 3.67% vs. 1Q11 of 3.62% CONSISTENCY

Strong 2Q11 Performance Net income of $17.0 million, or $.18 per share Vs. $16.4 million, or $.17 per share, in 1Q11 Vs. $10.5 million, or $.12 per share, in 2Q10 Net interest margin expanded 3.67% in 2Q11 vs. 3.62% in 1Q11 Revenues, net of securities gains, increased 2.3% over 1Q11 and 11.1% over 2Q10 Continued progress on efficiency initiatives

Adapting and Reshaping our Business For Growth Streamlining processes to make it simple, easy and fast for clients to do business with Old National Commercial Banking Unit 2nd review committee for new lending opportunities Focus on cross sell of insurance and wealth management Introduction of Quick Home Refi product Elimination of free checking Increasing the net interest margin Improving the earning asset mix Growing core deposits Reducing wholesale funding Monroe Bancorp acquisition

Monthly Net Interest Margin1 1 Fully taxable-equivalent basis Steady improvement in NIM despite decline in average earning assets. 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB 0.0333 0.034 0.0342 0.0346 0.0362 0.0367 Net interest margin1 increased 5 bps2 to 3.67% Includes 38 bps from accretion of Monroe balance sheet marks compared to 21 bps in 1Q11 1 2Q11 vs. 1Q11

Improvement in Pre-Tax, Pre-Provision Income1 ($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 Total Revenues $91.6 $98.1 $98.1 $96.1 $96.2 $104.2 $105.9 Less: Provision for Loan Losses (21.8) (9.3) (8.0) (6.4) (7.1) (3.3) (3.2) Less: Noninterest Expense (90.8) (77.1) (77.9) (76.1) (83.3) (79.9) (79.8) Pre-tax Income $(21.0) $11.7 $12.2 $13.6 $5.8 $21.0 $22.9 Add: Provision for Loan Losses 21.8 9.3 8.0 6.4 7.1 3.3 3.2 Pre-Tax, Pre-Provision Income1 $.8 $21.0 $20.2 $20.0 $12.9 $24.3 $26.1 Less: Securities Gains/Losses 3.2 (3.0) (3.2) (3.2) (3.7) (1.2) (.5) Pre-Tax, Pre-Provision Income, Net of Securities Gains1 $4.0 $18.0 $17.0 $16.8 $9.2 $23.1 $25.6 1Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company 10.8% 50.6% 8.0% 1.6%

Corporate Summary

MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions)	
Headquarters	Evansville, Indiana
Stock Exchange/Symbol	NYSE: ONB
Market Capitalization@ 8-9-11	$.9 billion
Current Quarterly Cash Dividend	$.07
Cash Dividend Yield @ 8-9-11	2.8%
Book Value Per Common Share @ 6-30-11	$10.64
Price @ 8-9-11 / 2011 Consensus Estimate	14.95X
Institutional Ownership @ 3-31-11	60.3%
YTD 8-9-11 Average Trading Volume	546,190 shares

FINANCIAL DATA (at/for the quarter ended 6-30-11) ($ in millions)	
Total Assets	$8,018.8
Total Core Deposits (Excluding Brokered CDs)	$5,954.4
Return on Average Assets	.85%
Return on Average Common Equity	6.87%
Net Interest Margin	3.67%
Efficiency Ratio	73.30%
Tangible Common Equity Ratio[1]	9.52%
Assets Under Management	$4,276.3

Investor Inquiries:

Lynell J. Walton, CPA

SVP – Director of Investor Relations

812-464-1366 lynell.walton@oldnational.com

COMPANY DESCRIPTION

>Old National Bancorp (NYSE: ONB) is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN

- -221 financial centers (including 52 Integra Bank locations) and 215 ATM's located throughout Indiana, Western Kentucky and Southern Illinois
- -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 10th largest bank-owned insurance agency in the country

>Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance

>Since late 2004, ONB has been guided by three strategic imperatives

- -Strengthen the Risk Profile
  - >Early identification and aggressive resolution of deteriorating credits
  - >Proactive risk management
- -Enhance Management Discipline
  - >Disciplined pricing of loans and deposits using market share presence
  - >Optimize balance sheet
  - >Hold managers accountable for their results
- -Achieve Consistent Quality Earnings
  - >Targeting 6% to 8% annual earnings per share growth

TOP 15 Institutional Holders (3-31-11 13F Filings)	Shares Held (in 000s)	% Ownership
BlackRock Fund Advisors	6,505.8	6.87
The Vanguard Group	4,757.1	5.02
Capital World Investors	3,875.9	4.09
Heartland Advisors	3,529.1	3.73
State Street Global Advisors	3,504.3	3.70
Guggenheim Partners Asset Management	2,529.7	2.67
Northern Trust Investments	2,086.4	2.20
Dimensional Fund Advisors	1,834.0	1.94
Forest Hill Capital	1,476.1	1.56
APG – All Pensions Group	1,418.8	1.50
Old National Bank (Asset Management)	1,403.2	1.48
Kennedy Capital Management	1,164.3	1.23
Schroder Investment Management	1,108.5	1.17
Netols Asset Management	1,012.5	1.07
BlackRock Advisors	985.5	1.04

[1]See appendix for Non-GAAP reconciliation

9

New Old National Landscape New Old National Landscape Old National Integra Old National acquired Integra Bank through an FDIC-assisted transaction on 7-29-11

Local Unemployment Local Unemployment 44.6% / 7.3% ..7% / 8.6% 2.8% / 9.6% 0% / 9.0% 50.9% / 8.5% 1.0% / 7.8% % of ONB's Indiana deposits* / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics June 2011 Unemployment: Indiana = 8.3% Illinois = 9.2% Kentucky = 9.6% Ohio = 8.8% Michigan = 10.5% USA = 9.2% 1Deposits based on 6-30-10 FDIC data (Excluding Integra Bank deposits) 77% of ONB deposits1 are in Indiana- majority are in regions with lowest unemployment

Asset/Liability Composition Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.414 0.168 0.13 0.131 0.056 0.101 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.37617 0.21462 0.04497 0.2133 0.10637 0.00866 0.03563 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.37275 0.15833 0.14596 0.10998 0.09995 0.11303 *Consumer Loans consist of 28% direct, 46% indirect and 26% HELOC. Period-End 6-30-10 *Consumer Loans consist of 26% direct, 45% indirect and 29% HELOC. Period-End 6-30-11 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.342 0.171 0.053 0.254 0.137 0.007 0.036

Loan Concentrations At 6-30-11 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio

Conservative Lending Limits Borrower* Asset Quality Rating In-House Lending Limit1 ($ in millions) 0 $25 1, 2, or 3 $20 4 $15 5 $10 6 (Watch) $7.5 7 (Special Mention) $5 In-house lending limits conservative relative to ONB's legal lending limit at 6-30-11 of $93.5 million per borrower 1Includes entire relationship with borrower

Proactive Risk Management No subprime business line Conservative stance on commercial real estate Starting mid-year 2006 Reduction in higher-risk residential loans Sold $405.6 million in 2004 Sale of credit card portfolio June 2000 Minimal construction and land loan exposure 2Q11 at 3.09% vs. 1Q11 peer average of 7.90% Not participating in new shared national credits Well-staffed experienced special assets area

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 Provision Expense 21.9 5.7 6.8 17 17.3 12 12.2 21.8 9.3 8 6.4 7.1 3.3 3.2 Quarterly Net Charge-Offs 6.1 15.9 5.5 13.4 12.6 13.6 12.7 21.8 6.7 8.2 6.1 6.9 2.9 5.8 2008 2009 2010 $40.8 $60.8 $28.0 $51.5 > $63.3 > $30.8 > $ in millions Long-term positive trends in credit quality resulted in decline in credit costs 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB 0.0052 0.0135 0.0047 0.0114 0.0107 0.0119 0.0125 0.022 0.0072 0.009 0.0066 0.0074 0.0027 0.0056 Peer Group Average 0.0031 0.0042 0.0052 0.0076 0.0079 0.0137 0.0133 0.016 0.0114 0.0132 0.0126 0.0148 0.0089 Peer Group data per SNL Financial See Appendix for definition of Peer Group Credit Quality

Credit Quality 30+ Day Delinquent Loans Specific Segment Overview 30+ Day Delinquent Loans 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 Commercial .32% .36% .29% .26% .35% .35% Commercial Real Estate .26% .52% .23% .12% .36% .19% First Mortgage Residential Real Estate 1.31% 1.85% 1.73% 1.59% .98% 1.03% Home Equity Lines Of Credit .49% .71% .93% .61% .33% .17% All Other Consumer Loans .93% 1.16% 1.59% 1.42% 1.05% 1.28% 1As a % of end of period loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB 0.0067 0.0069 0.0066 0.0084 0.0073 0.0082 0.0094 0.0089 0.0055 0.0076 0.0076 0.0069 0.0058 0.0057 Peer Group Average 0.0109 0.0109 0.011 0.013 0.0135 0.0126 0.014 0.0164 0.0159 0.0172 0.0164 0.0164 0.0159 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB 0.0003 0.0003 0.0004 0.0006 0.0005 0.0006 0.0007 0.0009 0.0004 0.0001 0.0004 0.0002 0.0002 0.0001 Peer Group Average 0.0017 0.0017 0.0018 0.0022 0.0023 0.0025 0.0035 0.0042 0.0045 0.0056 0.0057 0.0058 0.0057 Peer Group data per SNL Financial See Appendix for definition of Peer Group

2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB Consolidated 97.542 114.321 124.855 86.587 101.019 94.607 103.5 104.861 100.652 75 84 115.8 105.6 ONB Excluding Monroe 94.6 85.8 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality

2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB Consolidated 81.7 105.4 116.1 122.4 113.6 101 90.1 92.4 88.8 101 103.4 102 110.9 ONB Excluding Monroe 83 98.7 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality

2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB Consolidated 68.1 68.4 64 77.4 77.7 73.7 67 68.1 68.86 69.8 70.9 121.4 118.4 ONB Excluding Monroe 82.4 79.7 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality

Reduction of Noninterest Expenses 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 FTE's 2875 2828 2812 2708 2646 2585 2491 2618 2543 2441 2415 Decrease of 16% or 460 FTE2 1 Includes 177 FTE acquired with the Monroe transaction 2 Excludes impact of FTE acquired with the Monroe transaction Noninterest expenses are $79.8 million in 2Q11 and include: One-time integration and conversion costs of $2.2 million Monroe operational expenses of $4.8 million 1 2 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 Total Employees 3050 3015 2988 2851 2804 2740 2629 2743 2650 2

Capital Management - Recent Actions Approved share repurchase program 1-27-11 Up to 2.25 million shares of ONB common stock Ends 1-31-12 Redemption of ONB Capital Trust II $100 million at 8.00% called 12-15-10 Termination of $50 million of FHLB advances at an average rate of 1.90% and restructure of $25 million of FHLB advances with an average rate originally at 3.20% to an average rate of 2.05% Strong capital position allows ONB to prudently take advantage of opportunities as a result of market disruption and the difficult economic climate

Capital Ratios 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB 0.075 0.0779 0.1225 0.1244 0.1304 0.1398 0.1458 0.145 0.1408 0.1482 Peer Group Average 0.0866 0.0892 0.0963 0.0988 0.1097 0.113 0.1153 0.1135 0.1163 ONB Minimum Guideline 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB 0.0523 0.0551 0.0853 0.0825 0.0862 0.0903 0.0958 0.0968 0.0912 0.0952 Peer Group Average 0.0672 0.0694 0.0715 0.0714 0.0781 0.0788 0.0799 0.079 0.0803 ONB Minimum Guideline 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 Peer Group data per SNL Financial See Appendix for definition of Peer Group Among the best capitalized in our peer group Strong capital supports future growth

Investment Portfolio ($ in millions) Book Value Mar. 31, 2011 Book Value Jun. 30, 2011 Market Value1 Mar. 31, 2011 Market Value1 Jun. 30, 2011 Market Value $ Change Federal National Mortgage Association $580.9 $540.9 Federal Home Loan Mortgage Corporation 54.4 53.0 Federal Home Loan Bank 15.2 33.6 Federal Farm Credit Bank -0- 10.0 Subtotal U.S. Government Agencies-Senior Debentures $650.5 $629.8 $650.5 $637.5 ($13.0) U.S. Treasury $62.4 $62.3 $62.8 $62.7 ($.1) Issued or guaranteed by FNMA, FHLMC, GNMA $1,078.3 $1,174.2 $1,098.2 $1,206.0 Nonagency guaranteed 113.6 105.5 112.1 103.5 Subtotal Mortgage Backed Securities $1,191.9 $1,279.7 $1,210.3 $1,309.5 $99.2 Trust Preferred $39.3 $39.3 $20.1 $21.0 Other Corporate 107.9 110.9 115.2 120.1 Subtotal Corporate Securities $147.2 $150.2 $135.3 $141.1 $5.8 Municipal Securities - Taxable $244.7 $256.4 $235.0 $255.6 $20.6 Municipal Securities - Tax Exempt $305.3 $314.5 $314.5 $327.8 $13.3 Other Securities $77.1 $62.5 $77.1 $62.5 ($14.6) Totals $2,679.1 $2,755.4 $2,685.5 $2,796.7 $111.2 1Includes market value for both available for sale and held to maturity securities.

Municipal Bond Portfolio by State IN TX PA KY MO All Other 0.415 0.064 0.063 0.051 0.057 0.35 Based on book value at 6-30-11 Illinois exposure consists of 1 bond representing .22% of entire municipal portfolio

M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process

M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved

ONB Acquired Monroe Bancorp Transaction closed 1-1-11 Provides #1 market share in Monroe County (Bloomington, Indiana) Home to Indiana University Market has above-average growth rates and lower unemployment vs. state of Indiana Systems conversion occurred 5-14-11 Balance sheet acquired1 $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates 1Balances at 3-31-11

Integra Trust Acquisition Transaction closed 6-1-11 Assets under management = $386.8 million1 Purchase price of $1.25 million Anticipated accretion less than $.01 per share 1Based on 12-31-10 Call Report

FDIC Acquisition of Integra Bank, NA Transaction Due Diligence Financial Impact Capital Closing / Conversion Purchased approximately $1.9 billion in assets1 and assumed approximately $1.6 billion of liabilities2 from the FDIC as receiver of Integra Bank, NA, Evansville, IN Approximately $1.2 billion in loans covered by FDIC loss share agreement 80 / 20 loss share agreement with the FDIC Assets discount bid = 9.74% of covered assets 1.00% core deposit premium Conducted multiple due diligences Gleaned valuable knowledge of FDIC process from other financial institutions Utilized third-party expertise Expected to be immediately accretive to EPS in 2011, excluding one-time charges of approximately $22 to $24 million Expected 2012 EPS accretion > 25% Exceeds internal rate of return targets Pro forma efficiency ratio to mid 60's% in 2012 Expected to create goodwill No additional capital raise expected Transaction closed July 29, 2011 All regulatory approvals have been received Anticipate conversion to be late 4Q11 1 Including approximately $1.2 billion in loans and other real estate owned, $.4 billion of marketable securities and $.3 billion of cash and cash equivalents 2 Including approximately $1.5 billion in customer deposits - no brokered deposits were assumed

Appendix Old National Bancorp

CD Maturity Schedule Bucket Amount ($ in 000's) Rate 0-30 days $134,013 2.12% 31-60 days 109,834 2.38% 61-90 days 101,259 1.74% 91-120 days 60,592 1.91% 121-150 days 63,516 1.26% 151-180 days 70,201 .80% 181-210 days 40,299 .88% 211-240 days 35,431 1.01% 241-270 days 76,663 1.49% 271-300 days 67,790 1.54% 301-330 days 74,196 1.93% 331-365 days 65,058 1.93% 1-2 years 259,524 2.17% 2-3 years 231,153 3.71% 3-4 years 36,510 3.32% 4-5 years 46,447 3.83% Over 5 years 85,492 4.65% Represents CD maturities at 6-30-11

Minimal Shared National Credits 1All but one in ONB footprint of Indiana, Kentucky or Illinois 2Refer to Appendix for ONB Loan Risk Grade Table ($ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11 Count (#)1 12 10 8 7 7 Total exposure $133.2 $118.2 $83.4 $68.2 $70.6 Dollar outstanding $50.8 $38.7 $23.0 $24.4 $21.4 Largest exposure $20.0 $20.0 $15.0 $15.0 $15.0 Weighted average risk grade2 1.7 1.7 1.7 1.8 1.8

ONB Loan Risk Grades Grade Name 0 Investment Grade 1 Minimal Risk 2 Modest Risk 3 Average Risk 4 Monitor 5 Weak Monitor 6 Watch 7 Criticized (Special Mention) 8 Classified (Problem) 9 Nonaccrual

Other Classified Assets ($ in millions) Book Value Mar. 31, 2011 Book Value Jun. 30, 2011 Market Value Mar. 31, 2011 Market Value Jun. 30, 2011 Corporate Bonds $3.3 $3.4 $2.7 $2.9 Pooled Trust Preferred Securities $27.4 $27.3 $9.3 $9.7 Non-Agency Mortgage Backed Securities $61.8 $86.6 $61.2 $84.1 Totals $92.5 $117.3 $73.2 $96.7

Quick Home Refi Product Statistics Term 10 years 33% 15 years 34% 20 years 10% 25 years 7% 30 years 16% Based on June 30, 2011 portfolio data. Average loan amount $79,270 Average yield of closed loans 4.42% Average Credit Score 773 Average FICO 283 Average debt to income 24% Average loan to value 59%

Securities with OTTI *Lowest credit rating provided by any nationally recognized credit rating agency. Vintage Lowest Credit Rating* Book Value at June 30, 2011 OTTI 1Q11 OTTI 2Q11 OTTI Life to Date BAFC Ser 4 2007 CCC $14,026 $- $- $142 CWALT Ser 73CB 2005 CCC 4,428 - - 290 CWALT Ser 73CB 2005 CCC 5,388 - - 609 CWHL 2006-10 (security sold 1Q11) 2006 - - - 1,071 CWHL 2005-20 2005 B- 6,376 - - 111 FHASI Ser 4 2007 CC 21,098 202 138 1,192 HALO Ser 1R 2006 B 15,640 - 16 16 RFMSI Ser S9 (security sold 4Q10) 2006 - - - 2,803 RFMSI Ser S10 2006 CC 4,217 97 46 468 RALI QS2 (security sold 4Q10) 2006 - - - 1,017 RFMSI S1 2006 CCC 3,351 - - 206 Totals Non-Agency Mortgage Backed Securities $74,524 $299 $200 $7,925 TROPC 2003 C $978 - - $3,961 MM Community Funding IX 2003 C 2,081 - - 2,777 Reg Div Funding 2004 D 4,208 - - 5,520 PRETSL XII 2003 C 2,886 - - 1,897 PRETSL XV 2004 C 1,695 - - 3,374 Reg Div Funding 2005 C 311 - - 3,767 Totals Pooled Trust Preferred Securities $12,159 $- $- $21,296 Grand Totals $86,683 $299 $200 $29,221 $ in thousands

Loan Yields and Deposit Costs Peer Group data per SNL Financial See Appendix for definition of Peer Group 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB Loan Yields 0.0629 0.0611 0.0597 0.0521 0.0514 0.0514 0.0508 0.0507 0.0508 0.0502 0.0495 0.0513 0.0531 Peer Group Average 0.0632 0.0616 0.0598 0.0548 0.0542 0.0545 0.0546 0.0547 0.0548 0.0544 0.0546 0.0539 0.053 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 ONB Cost of Interest-Bearing Deposits (including Brokered CDs) 0.0203 0.0204 0.0183 0.0158 0.0148 0.014 0.0132 0.0123 0.0113 0.0106 0.0101 0.0087 0.0083 Peer Group Average 0.0232 0.0219 0.0204 0.0174 0.0157 0.0144 0.0129 0.0115 0.0107 0.01 0.009 0.008 0.0078

Non-GAAP Reconciliations (End of period balances - $ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 Total Shareholders' Equity $631.8 $634.6 $865.4 $843.8 $855.5 $874.7 $895.7 $878.8 $984.0 $1,008.3 Deduct: Goodwill and Intangible Assets (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) Tangible Common Shareholders' Equity $426.2 $430.6 $663.0 $643.6 $657.0 $677.7 $700.1 $684.7 $713.0 737.8 Total Assets $8,356.1 $8,012.2 $7,973.5 $8,005.3 $7,818.3 $7,701.1 $7,506.1 $7,263.9 $8,053.3 $8,018.8 Add: Trust Overdrafts .1 - .4 .2 .3 .1 .1 .5 .1 .4 Deduct: Goodwill and Intangible Assets (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) Tangible Assets $8,150.6 $7,808.2 $7,771.6 $7,805.4 $7,620.0 $7,504.1 $7,310.6 $7,070.3 $7,814.4 $7,748.8 Tangible Common Equity to Tangible Assets 5.23% 5.51% 8.53% 8.25% 8.62% 9.03% 9.58% 9.68% 9.12% 9.52% Risk Adjusted Assets $5,680.4 $5,529.0 $5,410.9 $5,173.1 $5,038.2 $4,847.4 $4,803.2 $4,720.9 $5,062.8 $4,978.4 Tangible Common Equity to Risk Weighted Assets 7.50% 7.79% 12.25% 12.44% 13.04% 13.98% 14.58% 14.50% 14.08% 14.82% End of period balances - $ in millions

The Old National Peer Group

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Name	Ticker	Name	Ticker
1st Source Corporation	SRCE	Heartland Financial USA, Inc.	HTLF
BancFirst Corporation	BANF	IBERIABANK Corporation	IBKC
BancorpSouth, Inc.	BXS	MB Financial, Inc.	MBFI
Bank of Hawaii Corporation	BOH	Park National Corporation	PRK
Chemical Financial Corporation	CHFC	Pinnacle Financial Partners, Inc.	PNFP
Commerce Bancshares, Inc.	CBSH	Prosperity Bancshares, Inc.	PRSP
Cullen/Frost Bankers, Inc.	CFR	S&T Bancorp, Inc.	STBA
F.N.B. Corporation	FNB	Sterling Bancshares, Inc.	SBIB
First Commonwealth Financial Corporation	FCF	Susquehanna Bancshares, Inc.	SUSQ
First Financial Bancorp.	FFBC	Trustmark Corporation	TRMK
First Interstate BancSystem, Inc.	FIBK	UMB Financial Corporation	UMBF
First Merchants Corporation	FRME	United Bankshares, Inc.	UBSI
First Midwest Bancorp, Inc.	FMBI	Valley National Bancorp	VLY
FirstMerit Corporation	FMER	WesBanco, Inc.	WSBC
Glacier Bancorp, Inc.	GBCI	Whitney Holding Corporation	WTNY
Hancock Holding Company	HBHC	Wintrust Financial Corporation	WTFC

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Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com